NATIONWIDE MUTUAL FUNDS
Nationwide Fund
Nationwide Growth Fund
Nationwide International Value Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund

Supplement dated October 28, 2013
to the Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
With respect to the Nationwide International Value Fund, the information under the subheading “Portfolio Managers,” within the heading “Portfolio Management,” on page 11 of the Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Nick Irish, ASIP	Head of Global Equities, UBS Global AM	Since 2011
Charles Burbeck	Co-Head of Global Equity Portfolios, UBS Global AM	Since 2013

2.	The information in the “Fund Management” section, under the subheading “Nationwide International Value Fund” on page 29 of the Prospectus is deleted and replaced with the following:

Nick Irish, ASIP, and Charles Burbeck are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments. Mr. Irish and Mr. Burbeck have access to global analysts and other members of the Core/Value Global Equities team at UBS Global AM who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Irish and Mr. Burbeck work closely with the analysts to decide how to structure the Fund.

Mr. Irish joined UBS Global AM in March 2008. Mr. Irish is Head of Global Equities and one of two Portfolio Managers for the Core/Value Global Equities business. Previously, Mr. Irish was a senior global equity manager of HSBC Global Asset Management since 2005, where he co-managed global equity portfolios. Prior to that, Mr. Irish spent 11 years at Schroders, most recently as one of two global equity portfolio managers responsible for integrated global equity products. Mr. Irish is also a regular member of the CFA Society of the UK.

Mr. Burbeck joined UBS Global AM in January 2013. Mr. Burbeck is Co-Head of Global Equity Portfolios and one of the two Portfolio Managers for the Core/Value Global Equities team. Previously, Mr. Burbeck was Head of Global Equities at Barclays Investment and Wealth Management from 2011 and Head of Global Equities at HSBC Global Asset Management from 2005. Mr. Burbeck also spent 12 years co-managing integrated global equity products at Schroders. Mr. Burbeck is a regular member of the CFA Society of the UK.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE